                                     AMENDED
                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) March 27, 2000
         ---------------------------------------------------------------

                             SUMMIT BANCSHARES. INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   CALIFORNIA
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

       0-11108                                                94-2767067
       -------                                                ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

  2969 Broadway, Oakland, California                            94611
  ----------------------------------                            -----
(Address of Principal Executive Offices)                      (Zip Code)

                                 (510) 839-8800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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              ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Pursuant to Item 304(a) (1) and Item 304 (a) (3) the following information is provided regarding a change in the principal accountant to audit the registrant's financial statements.

On March 27, 2000, Summit Bancshares, Inc. dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee participated in and approved the decision to change independent accountants. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through March 27, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 13, 2000 is filed as Exhibit 99.1 to this Form 8-K/A.

On the recommendation of the Company's Audit Committee, Arthur Andersen LLP will be recommended to the Company's shareholders at its May 16, 2000 annual meeting to be its new principal accountant to audit its financial statements. At no time during the registrant's two most recent years and any subsequent period prior to engaging the new accountants did the registrant consult with Arthur Andersen LLP regarding the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, there were no reportable events as defined in Regulation S-K, Item 304(a) (1) (v) (A-D).


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Oakland, state of California on April 13, 2000.

                                                Summit Bancshares, Inc


                                                /s/ C. M. Ziemann
                                                C. M. Ziemann
                                                Vice President